EXHIBIT 10.30

                       Purchase and Sale Agreement between
              Marriott Senior Living Services, Inc., VCS, Inc. and
                      MSLS - MapleRidge, Inc., as Sellers,
            Marriott International, Inc. and CNL Retirement MA1, LP,
            as Purchaser, and HRA Management Corporation, as Tenant, relating to the Brighton Gardens of Camarillo - Camarillo, California;
                 Brighton Gardens of Towson - Towson, Maryland;
                 Marriott MapleRidge of Clayton - Clayton, Ohio;
        Marriott MapleRidge of Dartmouth - Dartmouth, Massachusetts; and
           Marriott MapleRidge of Laguna Creek - Elk Grove, California

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                                                                 Signature Copy



                           PURCHASE AND SALE AGREEMENT



                                  BY AND AMONG

                     MARRIOTT SENIOR LIVING SERVICES, INC.,

                                     - and -

                                   VCS, INC.,

                                     - and -

                             MSLS-MAPLERIDGE, INC.,

                            respectively, as Sellers,

                                       and

                          MARRIOTT INTERNATIONAL, INC.,

                                       and

                             CNL RETIREMENT MA1, LP,

                                  as Purchaser

                                      -and-

                           HRA MANAGEMENT CORPORATION,

                                    as Tenant

                               Dated: May 16, 2002






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                                Table of Contents
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SECTION 1.            DEFINITIONS................................................................................1

         1.1      "Act of Bankruptcy"............................................................................1

         1.2      "Affiliate"....................................................................................2

         1.3      "Agreement"....................................................................................2

         1.4      "Applicable Closing............................................................................2

         1.5      "Applicable Closing Date"......................................................................2

         1.6      "Applicable Property Transferee"...............................................................2

         1.7      "As-Built Drawings"............................................................................2

         1.8      "Assets".......................................................................................3

         1.9      "Business Day".................................................................................3

         1.10     "Camarillo Property"...........................................................................3

         1.11     "Clayton Property".............................................................................3

         1.12     "Contracts"....................................................................................3

         1.13     "Controlling Interest".........................................................................3

         1.14     "Dartmouth Property"...........................................................................3

         1.15     "Effective Date"...............................................................................3

         1.16     "Entity".......................................................................................3

         1.17     "Environmental Reports"........................................................................3

         1.18     "Excluded Assets"..............................................................................3

         1.19     "FAS"..........................................................................................4

         1.20     "FF&E".........................................................................................4

         1.21     "FF&E Schedule"................................................................................4

         1.22     "Financing"....................................................................................4

         1.23     "Guarantors"...................................................................................4

         1.24     "Improvements".................................................................................4

         1.25     "Initial Closing"..............................................................................4

         1.26     "Initial Closing Date".........................................................................4

         1.27     "Intangible Property"..........................................................................4

         1.28     "Inventories"..................................................................................5

         1.29     "Laguna Creek Property"........................................................................5

         1.30     "Lease"........................................................................................5

         1.31     "Motor Vehicles"...............................................................................5

         1.32     "Operating Agreement"..........................................................................5

         1.33     "Operator".....................................................................................5

         1.34     "Owner"........................................................................................5

         1.35     "Owner Agreement"..............................................................................5

         1.36     "Permits"......................................................................................5

         1.37     "Permitted Encumbrances".......................................................................6

         1.38     "Person".......................................................................................6

         1.39     "Pooling Agreement"............................................................................6

         1.40     "Property".....................................................................................6

         1.41     "Property Transferee"..........................................................................6

         1.42     "Proprietary Information" .....................................................................6

         1.43     "Purchaser"....................................................................................7

         1.44     "Purchase Price"...............................................................................7

         1.45     "Real Property"................................................................................7

         1.46     "Second Closing"...............................................................................7

         1.47     "Sellers"......................................................................................7

         1.48     "Tenant".......................................................................................7

         1.49     "Threshold Guaranty"...........................................................................7

         1.50     "Title Commitments"............................................................................7

         1.51     "Title Company"................................................................................7

         1.52     "Towson Property"..............................................................................7

SECTION 2.            PURCHASE-SALE AND LEASE; DILIGENCE.........................................................7

         2.1      Purchase-Sale and Lease........................................................................7

         2.2      Diligence Inspections..........................................................................8

         2.3      Title Matters..................................................................................8

         2.4      Survey.........................................................................................9

         2.5      Environmental Reports..........................................................................9

SECTION 3.            PURCHASE AND SALE..........................................................................9

         3.1      Closing........................................................................................9

         3.2      Purchase Price.................................................................................9

SECTION 4.            CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE..............................................9

         4.1      Intentionally Deleted..........................................................................9

         4.2      Property Transferees..........................................................................10

         4.3      Closing Documents.............................................................................10

         4.4      Condition of Properties.......................................................................12

         4.5      Title Policies and Surveys....................................................................12

         4.6      Intentionally Deleted.........................................................................12

         4.7      FF&E Schedule.................................................................................12

         4.8      Permit Transfers..............................................................................12

         4.9      Other.........................................................................................13

SECTION 4A. CONDITIONS TO TENANT'S OBLIGATION TO CLOSE..........................................................13

         4A.1 Closing Documents.................................................................................13

         4A.2 Condition of Properties...........................................................................15

         4A.3 Title Policies and Surveys........................................................................15

         4A.4 Intentionally Deleted.............................................................................15

         4A.5 FF&E Schedule.....................................................................................15

         4A.6 Other.............................................................................................15

SECTION 5.            CONDITIONS TO SELLER'S OBLIGATION TO CLOSE................................................16

         5.1      Purchase Price................................................................................16

         5.2      Closing Documents.............................................................................16

         5.3      Intentionally Deleted.........................................................................16

SECTION 6.            REPRESENTATIONS AND WARRANTIES OF SELLER..................................................16

         6.1      Status and Authority of Owner.................................................................16

         6.2      Status and Authority of MI....................................................................16

         6.3      Employees.....................................................................................17

         6.4      Existing Agreements...........................................................................17

         6.5      Tax Returns...................................................................................18

         6.6      Action of MI and Owners.......................................................................18

         6.7      No Violations of Agreements...................................................................18

         6.8      Litigation....................................................................................18

         6.9      Not A Foreign Person..........................................................................19

         6.10     Construction Contracts: Mechanics' Liens......................................................19

         6.11     Permits, Licenses.............................................................................19

         6.12     Hazardous Substances..........................................................................19

         6.13     Insurance.....................................................................................19

         6.14     Financial Information.........................................................................20

         6.15     Contracts.....................................................................................20

         6.16     Title to FF&E.................................................................................20

         6.17     FF&E..........................................................................................20

         6.18     No Proffers...................................................................................20

         6.19     No Violations.................................................................................20

         6.20     Separate Tax Parcel...........................................................................20

         6.21     No Defaults...................................................................................20

         6.22     American with Disabilities Act................................................................21

SECTION 7.            REPRESENTATIONS AND WARRANTIES OF PURCHASER...............................................22

         7.1      Status and Authority of Purchaser.............................................................22

         7.2      Action of Purchaser...........................................................................22

         7.3      No Violations of Agreements...................................................................23

         7.4 Litigation.........................................................................................23

SECTION 7A.  REPRESENTATIONS AND WARRANTIES OF TENANT...........................................................23

         7A.1 Status and Authority of Tenant....................................................................23

         7A.2 Actions of Tenant.................................................................................24

         7A.3 No Violations of Agreements.......................................................................24

         7A.4 Litigation........................................................................................24

SECTION 8.            COVENANTS OF MI AND OWNERS................................................................25

         8.1      Compliance with Laws..........................................................................25

         8.2      Construction..................................................................................25

         8.3      Insurance.....................................................................................25

SECTION 9.            APPORTIONMENTS............................................................................25

         9.1      Apportionments................................................................................25

         9.2      Closing Costs.................................................................................26

SECTION 10.           LIMITATIONS ON LIABILITY..................................................................27

         10.1     Limitations on Liability......................................................................27

SECTION 11.           MISCELLANEOUS.............................................................................29

         11.1     Agreement to Indemnify........................................................................29

         11.2     Brokerage Commissions.........................................................................31

         11.3     Publicity.....................................................................................32

         11.4     Notices.......................................................................................32

         11.5     Waivers, Etc..................................................................................34

         11.6     Assignment; Successors and Assigns............................................................34

         11.7     Severability..................................................................................34

         11.8     Counterparts, Etc.............................................................................35

         11.9     Governing Law; Jurisdiction; Waiver of Jury Trial.............................................35

         11.10    Performance on Business Days..................................................................35

         11.11    Attorneys' Fees...............................................................................35

         11.12    Relationship..................................................................................36

         11.13    Section and Other Headings....................................................................36

         11.14    Disclosure....................................................................................36

         11.15    Acknowledgment of Tenant's Financial Condition................................................36


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                                LIST OF SCHEDULES


Schedule A                 Description of Properties

Schedule B                 Form of Lease

Schedule C                 Form of Memorandum of Lease

Schedule D                 Form of Operating Agreement

Schedule E-1               Description of Camarillo Property

Schedule E-2               Description of Clayton Property

Schedule E-3               Description of Dartmouth Property

Schedule E-4               Description of Laguna Creek Property

Schedule E-5               Description of Towson Property

Schedule F                 Form of Owner Agreement

Schedule G                 Permitted Encumbrances

Schedule H                 Form of Pooling Agreement

Schedule I                 Purchase Price

Schedule J                 Form of Threshold Guaranty

Schedule K                 Title Commitments

Schedule L                 Surveys

Schedule M                 Environmental Reports

Schedule N                 Form of Master LP Agreement

Schedule O                 Form of Property Transferee LP Agreement

Schedule P                 Venture Organizational Chart

Schedule Q                 Special Warranty Deed

Schedule R                 Assignment of Contracts

Schedule S                 Assignment of Intangible Property

Schedule T                 Assignment of Purchase Contract to Applicable
                           Property Transferee

Schedule U                 Intentionally Deleted

Schedule V                 Warranty Bill of Sale - Tenant or Purchaser

Schedule W                 Form of Substitute Architect's Certificate

Schedule X                 Form of Substitute Engineer's Certificate

Schedule Y                 Form of Owner's Affidavit to Title Company

Schedule Z                 FF& E Schedule

Schedule AA                Form of Transition Period Sublease

Schedule BB                Description of Motor Vehicles

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the 16th day of May, 2002 (the "Effective Date"), by and among MARRIOTT SENIOR LIVING SERVICES, INC., a Delaware corporation ("MSLS"), VCS, INC., a Maryland corporation ("VCS"), MSLS-MAPLERIDGE, INC., a Delaware corporation ("MSLS-MR") (with MSLS, VCS and MSLS-MR being together referred to as "Sellers"), CNL RETIREMENT MA1, LP, a Delaware limited partnership, or assigns ("Purchaser"), MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MI"), and HRA MANAGEMENT CORPORATION, a Delaware corporation ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Sellers (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Section
1) are the owners of the five (5) assisted living/senior living facilities more particularly described on Schedule A attached hereto and by this reference made a part hereof (each a "Property" and together, the "Properties"); and

         WHEREAS, Purchaser is a limited partnership (the "Master LP") in which CNL Retirement Partners, LP or its Affiliates own a 0.01% general partnership interest and a 76.74% limited partnership interest, respectively, and MSLS owns a 23.25% limited partnership interest, which Master LP owns a 99.99% interest in each of five separate limited partnerships (each a "Property Transferee") that will each purchase one of the Properties and thereby acquire all of the Sellers' right, title and interest in and to Properties, with each Property Transferee entering into a lease with the Tenant and with the Tenant entering into five separate Operating Agreements with MSLS pursuant to which each of the Properties will be managed and operated by MSLS, all pursuant to the terms and conditions hereinafter set forth; and

         WHEREAS, the Sellers desire to sell to the Property Transferees the Properties and thereby convey all right, title and interest in the Properties, upon the terms and conditions hereinafter set forth; and

         WHEREAS, Tenant desires to lease the Properties from the Property Transferees and to contract with MSLS for the management and operation of each of the Properties.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers, Tenant, MI, and Purchaser hereby agree as follows:

SECTION 1 DEFINITIONS.

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below, in the Section of this Agreement referred to below, or in such other document or agreement referred to below:

         1.1  "Act of  Bankruptcy"  shall  mean:  (i) if a party  hereto  or any general partner thereof or Tenant shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or all of or a substantial part of its property; (b) admit in writing its inability to pay its debts as they become due; (c) make a general assignment for the benefit of its creditors; (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); (e) be adjudicated a bankrupt or insolvent; (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or (ii) if the proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof or Tenant in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner or Tenant; (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets; or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or (iii) an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereinafter in effect), judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) consecutive days.

         1.2 "Affiliate" shall mean any Person owned by, under common control with or controlled, directly or indirectly, by another Person. For the purposes of this Agreement, an "Affiliate" shall also mean and include a parent Entity, or the Person which controls (directly or indirectly) another Person. The plural of Affiliate is "Affiliates".

         1.3 "Agreement" shall mean this Purchase and Sale Agreement, together with Schedules A through BB hereto, as it and they may be amended from time to time as herein provided.

         1.4 "Applicable Closing shall mean the Initial Closing in the case of all the Properties other than the Clayton Property and the Second Closing in the case of the Clayton Property.

         1.5 "Applicable Closing Date" shall mean May 16, 2002 in the case of all the Properties other than the Clayton Property and May 17, 2002 in the case of the Clayton Property.

         1.6 "Applicable Property Transferee" shall mean, with respect to each Property, the Property Transferee that acquires title to such Property at the Applicable Closing. The Applicable Property Transferee for each Property shall be as follows: (i) the Applicable Property Transferee with respect to the Camarillo Property shall be CNL Retirement Camarillo CA, LP, a Delaware limited partnership; (ii) the Applicable Property Transferee with respect to the Clayton Property shall be CNL Retirement Clayton OH, LP, a Delaware limited partnership;
(iii) the Applicable Property Transferee with respect to the Dartmouth Property shall be CNL Retirement Dartmouth MA, LP, a Delaware limited partnership; (iv) the Applicable Property Transferee with respect to the Laguna Creek Property shall be CNL Retirement Laguna Creek CA, LP, a Delaware limited partnership; and
(v) the Applicable Property Transferee with respect to the Towson Property shall be CNL Retirement Towson MD, LP, a Delaware limited partnership.

         1.7 "As-Built Drawings" shall mean, with respect to each Property, the final "as-built" plans and specifications for the Improvements located on such Property, which are to be furnished by the Sellers to Purchaser pursuant to
Section 4.3 of this Agreement and to the Tenant pursuant to Section 4A.1 of this Agreement.

         1.8 "Assets" shall mean, with respect to each Property, all of the FF&E, the Motor Vehicles, the Contracts and the Intangible Property, collectively, owned as of the Applicable Closing Date by Owner in connection with or relating to such Property, other than any Excluded Assets.

         1.9 "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are authorized by law or executive action to close.

         1.10 "Camarillo Property" shall mean the Property located in Camarillo, Ventura County, California.

         1.11 "Clayton Property" shall mean the Property located in Clayton, Montgomery County, Ohio.

         1.12 ""Contracts" shall mean, with respect to each Property, (a) equipment leases relating to telephone switches and voice mail benefiting the Property and to which Owner or its Affiliates is a party, (b) motor vehicle leases relating to motor vehicles used in the operation of the Property and to which Owner or its Affiliates is a party and (c) any other equipment leases to which Owner or its Affiliates is a party that benefit the Property, are disclosed in writing to Purchaser and Tenant on or before the Applicable Closing, are reasonably acceptable to Purchaser and Tenant and are to survive the Applicable Closing.

         1.13 "Controlling Interest" shall mean: (a) as to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the Entity (through ownership of such shares or by contract), and (b) as to an Entity not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Entity.

         1.14 "Dartmouth Property" shall mean the Property located in Dartmouth, Bristol County, Massachusetts.

         1.15 "Effective Date" shall have the meaning set forth in the preamble to this Agreement.

         1.16  "Entity"   shall  mean  any   corporation,   general  or  limited
partnership, limited liability company, partnership, stock company or association, joint venture, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

         1.17 "Environmental  Reports" shall have the meaning given such term in
Section 2.5.

         1.18 "Excluded Assets" shall mean, with respect to each Property: (i) any right, title or interest in any name containing any of the names "Marriott," "Brighton Gardens," "Maple Ridge," and other marks used, or that may in the future be used, by MI, Sellers or their Affiliates (and MSLS and MI shall have the right to remove any such name or mark appearing on any signage or other property pursuant to the terms of the Operating Agreement); (ii) all property owned by the Owner or any of its Affiliates, not normally located at its Property and used, but not exclusively, in connection with the operation of such Property; (iii) any FAS associated with the Property; (iv) any Inventories located at the Property; (v) all items, tangible or intangible, consisting of Proprietary Information; (vi) computer software; (vii) all books, ledger sheets, files and records; (viii) all contracts pertaining to the operation of the Property other than the Contracts; and (ix) any software, manuals, brochures or directives used by the Owner or any of its Affiliates, in the operation of the Property.

         1.19 "FAS" shall have the meaning given the term "Fixed Asset Supplies" in the Operating Agreement.

         1.20 "FF&E" shall mean, with respect to each Property, all appliances, machinery, devices, fixtures, appurtenances, equipment, furniture, furnishings and articles of tangible personal property of every kind and nature whatsoever owned by the Owner or any of its Affiliates, and located in or at, or used in connection with the ownership, operation or maintenance of, such Property, other than motor vehicles, but in any event excluding any Excluded Assets.

         1.21 "FF&E Schedule" shall have the meaning given such term in Section 4.7.

         1.22 "Financing" shall mean the initial first mortgage financing for the Properties obtained by the Applicable Property Transferees after the Initial Closing Date. All amounts due and payable under the Financing, together with all costs associated therewith, shall be a Purchaser expense.

         1.23 "Guarantors" shall mean MI and MSLS, jointly and severally liable as guarantors, under and pursuant to the Threshold Guaranty.

         1.24  "Improvements"  shall mean,  with respect to each  Property,  all buildings, fixtures, walls, fences, landscaping and other structures and improvements situated on, affixed or appurtenant to the Real Property, including, but not limited to, all pavement, access ways, curb cuts, parking, kitchen and support facilities, meeting and conference rooms, swimming pool facilities, recreational amenities, office facilities, drainage system and facilities, air ventilation and filtering systems and facilities and utility facilities and connections for sanitary sewer, potable water, irrigation, electricity, telephone, cable television and natural gas, if applicable, to the extent the same form a part of such Property and all appurtenances thereto acquired by the Applicable Property Transferee in connection with Applicable Property Transferee's acquisition of such Property pursuant to the terms of this Agreement.

         1.25  "Initial  Closing"  shall  have the  meaning  given  such term in
Section 3.1.

         1.26 "Initial Closing Date" shall mean May 16, 2002.

         1.27 "Intangible Property" shall mean, with respect to each Property, all transferable or assignable (a) Permits, and (b) certificates, licenses, warranties, guarantees and Contracts held by Owner and/or its Affiliates, other than (x) the Excluded Assets and (y) such Permits which are to be held by, or transferred to, the Tenant and/or Operator in order to permit the Tenant and/or Operator, respectively, to operate such Property in accordance with the terms of the Lease and the Operating Agreement.

         1.28 "Inventories" shall have the meaning given such term in the Operating Agreement.

         1.29 "Laguna Creek Property" shall mean the Property located in Laguna Creek, Sacramento County, California.

         1.30 "Lease" shall mean, with respect to each Property, the "triple net" lease agreement to be entered into at the Applicable Closing by the Applicable Property Transferee and the Tenant, substantially in the form attached hereto as Schedule B. Each Lease shall be cross-defaulted with each and every other Lease. A memorandum of each Lease (except for the Lease for the Towson Property), in the form attached hereto as Schedule C, will be entered into by the Applicable Property Transferee and Tenant and recorded among the applicable public records.

         1.31 "Motor Vehicles" shall mean those motor vehicles being sold to Purchaser pursuant to this Agreement and described in Schedule BB attached hereto.

         1.32 "Operating Agreement" shall mean the applicable operating agreement to be entered into as of the Applicable Closing Date with respect to each Property, between Tenant and MSLS, substantially in the form attached hereto at Schedule D.

         1.33 "Operator" shall mean Marriott Senior Living Services, Inc., a Delaware corporation.

         1.34 "Owner" shall mean: (i) with respect to the Camarillo Property described on Schedule E-1 attached hereto, MSLS; (ii) with respect to the Clayton Property described on Schedule E-2 attached hereto, MSLS-MR; (iii) with respect to the Dartmouth Property described on Schedule E-3 attached hereto, MSLS-MR; (iv) with respect to the Laguna Creek Property described on Schedule E-4 attached hereto, MSLS-MR; and (v) with respect to the Towson Property described on Schedule E-5 attached hereto, VCS.

         1.35 "Owner Agreement" shall mean, with respect to each Property, the Owner Agreement in substantially the form of Schedule F attached hereto to be entered into as of the Applicable Closing Date by Operator, Tenant and the Applicable Property Transferee, which shall be applicable to such Property from and after the Applicable Closing Date.

         1.36 "Permits" shall mean, with respect to each Property, all governmental permits and approvals, including licenses and authorizations, required for the construction, ownership and operation of the assisted living/senior living facilities within and on the Improvements, including without limitation healthcare regulatory licenses, skilled nursing facility licenses, residential care for the elderly licenses, assisted living licenses, Medicare and/or Medicaid authorizations or licenses, occupational licenses and/or qualifications to do business, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits, and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Property and such assisted living/senior living facilities.

         1.37  "Permitted   Encumbrances"  shall  mean,  with  respect  to  each
Property: (a) any and all matters affecting title to the Property as shown on Schedule G hereto; (b) liens for taxes, assessments and governmental charges with respect to the Property not yet due and payable or due and payable but not yet delinquent; (c) applicable zoning regulations and ordinances and other governmental laws, ordinances and regulations provided the same do not prohibit or impair in any material respects the use of the Property as an assisted living/senior living facility, as contemplated by this Agreement; (d) such other nonmonetary encumbrances which do not, in Purchaser's reasonable opinion, impair marketability, prohibit or impair in any material respect the use of the Property as a fully functioning assisted living/senior living facility as contemplated by this Agreement, or impose any additional material costs or expenses on Tenant or Purchaser; (e) any utility, drainage or other easements which are customary in connection with (or which reasonably serve) the Improvements (provided that the same do not lie under any building unless the easements are not necessary for the Property and can be vacated) and with respect to which there are no material violations as of the Applicable Closing Date; (f) the Lease, Memorandum of Lease (except for for the Towson Property) and Memorandum of Operating Agreement for the Property (except for the Towson Property); (g) such other nonmonetary encumbrances with respect to the Property which are not objected to by Purchaser in accordance with Sections 2.3 and 2.4; and (h) such matters as are disclosed by the Surveys.

         1.38 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         1.39 "Pooling Agreement" shall mean the Pooling Agreement in the form attached hereto as Schedule H to be entered into as of the Initial Closing Date by each Applicable Property Transferee, the Tenant and the Operator.

         1.40 "Property" shall mean any of the Real Property, Improvements and Assets, inclusive, with respect to each of the five (5) assisted living/senior living facilities identified in Schedule A hereto, as the case may be and/or the context shall require. For the purposes of this Agreement, the term "Properties" shall mean and refer to all of the foregoing collectively.

         1.41 "Property Transferee" shall mean each entity that acquires title at the Applicable Closing to one of the five Properties (as the same are more particularly identified in Section 1.4 above).

         1.42 "Proprietary Information" shall mean (a) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by MI, any Owner or the Operator or any Affiliate thereof in connection with the property management system and all future electronic systems developed by MI, any Owner or the Operator or any Affiliate thereof for use with respect to any Property, (b) all manuals, brochures and directives used by MI, any Owner or the Operator or any Affiliate thereof with respect to the procedures and techniques to be used in operating any Property, (c) customer lists, and (d) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of MI, any Owner or the Operator or any Affiliate thereof.

         1.43 "Purchaser" shall mean CNL Retirement MA1, LP, a Delaware limited partnership, and its permitted successors and assigns.

         1.44 "Purchase Price" shall mean the amount to be paid by Purchaser to Sellers for the Properties, set forth on Schedule I hereto. The Purchase Price also shall be subject to adjustments, credits and prorations as provided herein.

         1.45 "Real Property" shall mean, with respect to each Property, the real property described in the applicable Schedules E-1 through E-5 hereto, together with all easements, rights of way, privileges, licenses and appurtenances which the Owner may now own or hereafter acquire with respect thereto, less any portion or portions thereof taken by way of an Immaterial Taking.

         1.46 "Second Closing" shall have the meaning given such term in Section 3.1.

         1.47 "Sellers" shall mean MSLS, VCS and MSLS-MR, collectively.

         1.48 "Tenant" shall mean HRA Management Corporation, a Delaware corporation, which shall at all relevant times hereunder be a bankruptcy remote, single purpose entity whose sole business shall be the ownership of Tenant's interest under the Leases.

         1.49 "Threshold Guaranty" shall mean the guaranty to be entered into as of the Initial Closing Date by Guarantors for the benefit of the Tenant, substantially in the form attached hereto as Schedule J.

         1.50  "Title  Commitments"  shall have the  meaning  given such term in
Section 2.3.

         1.51 "Title Company" shall mean First American Title Insurance Company or such other title insurance company as shall have been approved by Purchaser and the Sellers.

         1.52 "Towson Property" shall mean the Property located in Towson, Baltimore County, Maryland.

SECTION 2 PURCHASE-SALE AND LEASE; DILIGENCE.

         2.1 Purchase-Sale and Lease. Purchaser hereby agrees to purchase from Sellers and Sellers hereby agree to sell to Purchaser, the Properties for the Purchase Price, subject to and in accordance with the terms and conditions of this Agreement. Also in consideration of the mutual covenants herein contained, upon, and subject to, acquisition by Purchaser of the Properties, Purchaser hereby agrees to simultaneously lease to Tenant, and Tenant hereby agrees to simultaneously lease from Purchaser, each of such Properties purchased by Purchaser, on the terms and conditions of the Lease applicable thereto, and in accordance with the terms of this Agreement. Also in consideration of the mutual covenants herein contained, Sellers hereby agree to convey to either Purchaser or Tenant, at the Purchaser's election, the existing FAS associated with the Properties and the existing Inventories located at the Properties, on the terms and conditions set forth herein, together with the working capital associated with or set aside associated with the Properties at the Applicable Closing.

         2.2 Diligence Inspections.

              (a) Except as otherwise expressly provided to the contrary in this Agreement, Purchaser and Tenant have approved (or are deemed to have approved for purposes of this Agreement) the Properties in its "AS IS, WHERE IS" condition as of the Effective Date.

              (b) Purchaser and Tenant have approved (or shall be deemed to have approved for purposes of this Agreement) each Property in its "as is, where is" condition as of the Effective Date and as of the Applicable Closing Date, subject to the representations, warranties, terms and conditions of this Agreement. Prior to the Applicable Closing, and on the terms and conditions set forth below, Purchaser and Tenant shall have the right to inspect the Properties and investigate the conditions of the Properties, including without limitation, the environmental, geotechnical, physical, market and economic conditions thereof. To the extent that, in connection with such investigations, the Purchaser, the Tenant, or their agents, representatives or contractors, damages or disturbs any of the Properties, the Purchaser or Tenant, as the case may be, shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. The Purchaser and Tenant each shall indemnify, defend and hold harmless the Sellers from and against any and all expense, loss or damage (including, without limitation, reasonable attorneys' fees) which the Sellers may incur as a result of any act or omission of the Purchaser or Tenant, respectively, as the case may be, or its representatives, agents or contractors in connection with any such inspections and investigations, other than any expense, loss or damage arising from any act or omission of the Sellers. The foregoing indemnification agreement shall, with respect to each Property, survive the termination of this Agreement or the Applicable Closing hereunder for a period of one (1) year.

         2.3 Title Matters.

              (a) Purchaser and the Tenant have approved (or shall be deemed to have approved for purposes of this Agreement) the state of title to each Property and all exceptions thereto reflected in the written commitments for an ALTA owner's policy of title insurance and ALTA leasehold policy of title insurance with respect to each Property attached hereto as Schedule K (collectively, the "Title Commitments"). Each Owner shall cause all mortgages, deeds of trust and other monetary liens encumbering its Property to be released at or prior to the Applicable Closing; provided, however, such liens may continue to encumber the Property at the Applicable Closing if the Title Company is willing to insure over such liens in a manner acceptable to Purchaser and Tenant and such liens are released promptly following the Applicable Closing. Owner's obligation to cause the release of any such liens pursuant to the immediately preceding sentence shall survive the Applicable Closing.

              (b) In the event that an Owner decides to encumber its Property with an additional title matter, such Owner shall give Purchaser and Tenant notice thereof together with a copy of the document, instrument or other matter to be imposed against or on the Property ("Additional Exception"). Within five
(5) Business Days after receipt of a notice (and a copy) of any Additional Exception with respect to any Property, the Purchaser and/or Tenant shall give the Owner notice of its approval or disapproval thereof. Neither Purchaser nor Tenant shall withhold its approval of any such Additional Exception which would be a Permitted Encumbrance specified in clauses (a) through (h), inclusive, of
Section 1.36, and neither shall unreasonably withhold, delay or condition its approval of any other Additional Exception. If Purchaser and/or Tenant fails to respond within said five (5) Business Day period, Purchaser and/or Tenant, as the case may be, shall be deemed to have approved such Additional Exception. If Purchaser and/or Tenant unreasonably disapproves of any Additional Exception, Owner shall be excused from performing any term or condition (or any portion or aspect of a term or condition) of this Agreement which Owner is unable or unwilling to perform as a result of its inability to enter into and/or impose such Additional Exception. Notwithstanding anything herein to the contrary, an Additional Exception shall not include any monetary encumbrance, and except as set forth in the next succeeding paragraph, Owner shall discharge all such encumbrances on or before the Applicable Closing Date. No consent or approval to any Additional Exception by Purchaser or Tenant shall constitute an agreement by Purchaser or Tenant to pay any special assessment or other tax or levy arising under such Additional Exception that would otherwise be payable by the Sellers under this Agreement.

         2.4   Survey.   Purchaser   and  Tenant  have   approved   the  surveys
(collectively, the "Surveys") for the Properties and all matters shown thereon, which surveys are identified on Schedule L attached hereto.

         2.5 Environmental Reports. Purchaser has approved and accepts the environmental condition of each Property as existing as of the Effective Date and as reflected in the environmental report or reports in respect of each Property identified in Schedule M hereto.

SECTION 3 PURCHASE AND SALE.

         3.1 Closing. The purchase, sale and lease of the Properties and other transactions contemplated hereby shall be consummated at two closings, one to be held on May 16, 2002 (the "Initial Closing") with respect to all of the Properties other than the Clayton Property and the other to be held on May 17, 2002 with respect to the Clayton Property (the "Second Closing"). The Initial Closing and the Second Closing shall each be held in escrow with the Title
Company at the offices of Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, NW, Washington, DC 20036, or at such other location as the Sellers and the Purchaser and the Tenant may agree.

         3.2 Purchase Price. At the Applicable Closing, the Purchase Price shall be payable by Purchaser by wire transfer of immediately available funds on the Applicable Closing Date to an account or accounts to be designated by Sellers prior to the Applicable Closing, subject to any adjustments and apportionments made pursuant to this Agreement.

SECTION 4 CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE.

         The obligation of Purchaser to acquire the Properties on the Applicable Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent on and as of the Applicable Closing Date:

         4.1 Intentionally Deleted.

         4.2 Property Transferees. For the purposes of effectuating the transactions contemplated by this Agreement, on or before the Initial Closing Date, Purchaser or its Affiliates and MSLS shall form the Master LP and each of the Property Transferees. The form of the partnership agreement for the Master LP will be substantially in the form set forth in Schedule N attached hereto. With respect to the actual acquisition and fee simple ownership of each Property, each Property will be acquired and owned at the Applicable Closing by the Applicable Property Transferee owned (a) by another Purchaser Affiliate as a 0.01% general partner, and (b) by the Master LP as a 99.99% limited partner. Each Property Transferee will be the landlord under the applicable Lease. The form of the limited partnership agreement for each Property Transferee will be substantially in the form set forth in Schedule O attached hereto. The organizational chart for the limited partnerships described in this Section 4.2 is attached hereto as Schedule P. On and as of the Initial Closing Date, the limited partnerships described in this Section 4.2 shall have been created and be in full force and effect. The Sellers hereby acknowledge and agree that the Purchaser shall have the right to assign this Agreement with respect to each Property to the Applicable Property Transferee as may be necessary in order to effectuate the intent of this Section 4.2.

         4.3 Closing Documents. Sellers, MI, the Operator, or their respective Affiliates and/or the Tenant, as applicable, shall have delivered (or cause to be delivered) to Purchaser, with respect to each Property:

              (a) A Special Warranty Deed, duly executed by the Owner, conveying to the Applicable Property Transferee good and marketable title to such Property, free from all liens, encumbrances, security interests, options and adverse claims of any kind or character, subject to the Permitted Encumbrances, in the form set forth in Schedule Q attached hereto;

              (b) An Assignment of Contracts (including any construction related contracts) in the form set forth in Schedule R hereto, an Assignment of Intangible Property in the form set forth in Schedule S hereto, each duly executed by the Owner (or its Affiliate, as applicable), transferring and assigning to the Applicable Property Transferee all rights, title and interest of Owner (or its Affiliate, as applicable) in the Assets (other than any existing FAS, any existing FF&E or any existing Inventories) related to such Property, together with, to the extent the same are in Owner's or its Affiliate's (or their agent's) possession, original (or copies certified by Owner as true and correct), fully executed copies of all agreements constituting any of the same;

              (c) A Warranty Bill of Sale in the form set forth in Schedule V hereto, duly executed by Owner, transferring to the Applicable Property Transferee all rights, title and interest of Owner in any existing FAS associated with such Property, any FF&E associated with such Property and any existing Inventories located at such Property;

              (d) A copy of the Threshold Guaranty duly executed by Guarantors and Tenant;

              (e) A copy of the Operating Agreement for such Property duly executed by the Operator and the Tenant and a Memorandum of Operating Agreement for such Property (except for the Operating Agreement for the Towson Property) in recordable form duly executed by the Operator and the Tenant;

              (f) The Lease for such Property duly executed by the Tenant and the Applicable Property Transferee and a Memorandum of Lease for such Property (except for the Lease for the Towson Property) in recordable form;

              (g) The Owner Agreement for such Property duly executed by the Operator, the Applicable Property Transferee and the Tenant;

              (h) An original (or if not available, a copy) of the final certificate of occupancy for such Property;

              (i) A Substitute Architect's Certificate in respect of the Improvements to such Property in the form attached hereto as Schedule W;

              (j)  A  Substitute  Engineer's   Certificate  in  respect  of  the
Improvements to such Property in the form attached hereto as Schedule X;

              (k) Certified copies of applicable resolutions and certificates of incumbency with respect to Owner, MI, MSLS, the Tenant and such other Persons as Purchaser may reasonably require;

              (l) A certificate of a duly authorized officer of each of MI, MSLS, Owner and Tenant confirming the continued truth and accuracy of its representations and warranties in this Agreement (subject to such changes as Owner has given notice of to Purchaser pursuant to Section 6 and subject to
Section 4.4(b));

              (m) The "As-Built" Drawings;

              (n) Copies of the Permits (certified by Owner as true and correct);

              (o) Copies of the Contracts (certified by Owner as true and correct);

              (p) The original (or if not available, copies) of any and all warranties and guarantees pertaining to the Improvements, specifically including the manufacturer's roof membrane warranty issued with respect to the buildings comprising the Improvements;

              (q) The FF&E Schedule;

              (r) An owner's affidavit executed by Owner in the form of Schedule Y for the purpose of satisfying any request for the same in the applicable Title Commitments;

              (s) A settlement statement;

              (t) The Pooling Agreement executed by MSLS, the Applicable Property Transferee and the Tenant;

              (u) The Transition Period Sublease for such Property executed by Tenant and MSLS, if applicable pursuant to Section 4.8 below;

              (v) Assignments of Purchase Contract by Purchaser to each of the Applicable Property Transferees as it relates to the applicable Property in the form of Schedule T; and

              (w) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

         4.4 Condition of Properties.

              (a) No action shall be pending or threatened for the condemnation or taking by power of eminent domain of all or any material portion of any Property.

              (b) All material and applicable Permits and other authorizations necessary for the current use, occupancy and operation of the Properties shall be in full force and effect; however, in the event that any Owner fails to obtain any such Permits or other authorizations and discloses same to Purchaser, Purchaser may, but shall not be required to, waive such Owner's compliance with
Section 6.10 of this Agreement and proceed with the Applicable Closing.

         4.5 Title Policies and Surveys.

              (a) The Title Company shall be prepared, subject only to payment of the applicable premium and delivery of all conveyance documents, to issue the title policies pursuant to the Title Commitments.

              (b) Purchaser  shall have received the Surveys in accordance  with
Section 2.4.

         4.6 Intentionally Deleted.


         4.7 FF&E Schedule. Attached hereto as Schedule Z is a schedule (the "FF&E Schedule") of all FF&E at each Property owned by each Owner and which FF&E is intended to be part of the Assets to be transferred to and owned by the Applicable Property Transferees upon and following the Applicable Closing. Upon reasonable prior notice to each Owner, Purchaser shall be entitled to inspect the FF&E at the applicable Property prior to the Applicable Closing in order to confirm and verify the FF&E Schedule.

         4.8 Permit Transfers. Sellers shall have completed the transfer and assignment of all of the Permits to the Applicable Property Transferee and/or the Tenant and/or Operator of each Property, to the extent the same may be or are required to be effectuated at or prior to the Applicable Closing under applicable and governing laws, rules and regulations. To the extent any of the Permits cannot be transferred or assigned at or prior to the Applicable Closing, alternative arrangements that are satisfactory to Purchaser and the Tenant shall have been implemented to assure that the Applicable Property Transferee and/or the Tenant shall have the benefit of such Permits, and Sellers, the Applicable Property Transferee and/or the Tenant shall cooperate and use their respective commercially reasonable efforts to complete the transfer and assignment of the Permits as contemplated in the foregoing sentence promptly after the Applicable Closing. For example, but not by way of limitation, in the event the required assisted living/senior living facilities and/or skilled nursing facilities licenses or permits have not been transferred, issued or re-issued as of the Applicable Closing Date with respect to a Property, as required by applicable law and regulations, the Operator, the Tenant and the Applicable Property Transferee shall enter into a sublease of the Lease, in the form attached hereto as Schedule AA (the "Transition Period Sublease"), so that the facility located on such Property may continue to be operated on and after the Applicable Closing Date pending the transfer, issuance or re-issuance of such required licenses or permits. This Section 4.8 shall survive the Applicable Closing for a period of one year.

         4.9 Other.

              (a) The representations and warranties of Sellers, MI and Tenant set forth in Section 6 and Section 6A hereof (as the same may have been changed by notice from Sellers as provided therein) shall be true, correct and complete in all material respects on and as of the Applicable Closing Date;

              (b) No Act of Bankruptcy on the part of any Owner, MI, MSLS or Tenant shall have occurred and remain outstanding as of the Applicable Closing Date;

              (c) Each Owner shall be the sole owner of good and marketable title to its Property free and clear of all liens, encumbrances, restrictions, conditions and agreements (other than the Permitted Encumbrances and this Agreement);

              (d) There shall be no unsatisfied state or Federal tax liens against or affecting any Owner which is due and payable, or any tax audit of such Owner in process, which could result in a lien against any Property; and

              (e) There shall be no outstanding, unsettled claim against any Owner arising under any insurance policies in respect of such Owner or its Property which could result in a lien against the Property.

SECTION 4A. CONDITIONS TO TENANT'S OBLIGATION TO CLOSE.

The obligation of the Tenant to lease each of the Properties on the Applicable Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent on and as of such Applicable Closing Date:

         4A.1 Closing Documents. The Sellers, MI, the Operator or Purchaser, as applicable, shall have delivered (or cause to be delivered) to the Tenant with respect to each Property:

              (a) The Lease for such Property duly executed by the Applicable Property Transferee and a Memorandum of Lease for such Property (except for the Lease for the Towson Property) in recordable form duly executed by the Applicable Property Transferee;

              (b) The Threshold Guaranty duly executed by Guarantors;

              (c) The Operating Agreement for such Property duly executed by MSLS and a Memorandum of Operating Agreement for such Property (except for the Operating Agreement for the Towson Property) in recordable form duly executed by MSLS;

              (d) The Pooling Agreement duly executed by the Applicable Property Transferee and Operator;

              (e) A copy of the final certificate of occupancy for such Property;

              (f) A Substitute Architect's Certificate in respect of the Improvements to such Property in the form attached hereto as Schedule W;

              (g)  A  Substitute  Engineer's   Certificate  in  respect  of  the
Improvements to such Property in the form attached hereto as Schedule X;

              (h) Certified copies of applicable resolutions and certificates of incumbency with respect to the Sellers, MI, Purchaser and other Persons as the Tenant may reasonably require;

              (i) A certificate of a duly authorized officer of each of MI, Sellers, and Purchaser confirming the continued truth and accuracy of its representations and warranties in this Agreement (subject to such changes as Sellers have given notice of to Tenant pursuant to Section 6 and subject to
Section 4A.2(b));

              (j) The Surveys;

              (k) The "As-Built" Drawings;

              (l) The Permits (or copies thereof certified by Sellers as true and correct);

              (m) The Contracts (or copies thereof certified by Sellers as true and correct);

              (n) Copies of any and all warranties and guarantees pertaining to the Improvements, specifically including the manufacturer's roof membrane warranty issued with respect to the buildings comprising the Improvements;

              (o) The FF&E Schedule;

              (p) An owner's affidavit executed by Sellers in the form of Schedule Y for purposes of satisfying any request for the same in the applicable Title Commitment;

              (q) A settlement statement;

              (r) The Transition Period Sublease for such Property executed by MSLS, if applicable pursuant to Section 4.8 below;

              (s) Assignments of Purchase Contract to each of the Applicable Property Transferees as it relates to the applicable Property in the form of Schedule T;

              (t) The Owner Agreement for such Property duly executed by the Operator, the Applicable Property Transferee and the Tenant;

              (u) A Warranty Bill of Sale in the form set forth in Schedule V hereto, duly executed by Owner, transferring to the Applicable Property Transferee all rights, title and interest of Owner in any existing FAS associated with such Property, any FF&E associated with such Property and any existing Inventories located at such Property;

              (v) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

         4A.2 Condition of Properties.

              (a) No action shall be pending or threatened for the condemnation of taking by power of eminent domain of all or any material portion of any Property.

              (b) All material and applicable Permits and other authorization necessary for the current use, occupancy and operation of the Properties shall be in full force and effect; however, in the event that any Owner fails to obtain any such Permits or other authorizations and discloses same to Tenant, Tenant may, but shall not be required to, waive Owner's compliance with Section
6.10 of this Agreement and proceed with the Applicable Closing.

         4A.3 Title Policies and Surveys.

              (a) The Title Company shall be prepared, subject only to payment of the applicable premium and delivery of all conveyance documents, to issue the title policies pursuant to the Title Commitments.

              (b) The Tenant shall have received the Surveys in accordance  with
Section 2.4.

         4A.4 Intentionally Deleted.

         4A.5 FF&E Schedule. Upon reasonable prior notice to Sellers, Tenant shall be entitled to inspect the FF&E at the Property prior to the Applicable Closing in order to confirm and verify the FF&E Schedule.

         4A.6 Other.

              (a) The representations and warranties of the Sellers, MI and Purchaser set forth in Section 6 and Section 7 hereof respectively (as the same may have been changed by notice from Sellers provided therein) shall be true, correct and complete in all material respects on and as of the Applicable Closing Date;

              (b) No Act of Bankruptcy on the part of the Sellers, MI or Purchaser shall have occurred and remain outstanding as of the Applicable Closing Date;

              (c) Each Owner shall be the sole owner of good and marketable title to its Property free and clear of all liens, encumbrances, restrictions, conditions and agreements (other than the Permitted Exceptions and this Agreement);

              (d) There shall be no unsatisfied state or Federal tax liens against or affecting any Owner which is due and payable, or any tax audit of such Owner in process, which could result in a lien against any Property; and

              (e) There shall be no outstanding, unsettled claim against any Owner arising under any insurance policies in respect of such Owner of its Property, which could result in a lien against the Property.

SECTION 5 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE.

         The obligation of Sellers to convey and transfer to Purchaser the Properties on the Applicable Closing Date is subject to the satisfaction or waiver of the following conditions precedent on and as of the Applicable Closing
Date:

         5.1 Purchase Price. Purchaser shall deliver to Sellers the Purchase Price as provided in Section 3.2.

         5.2 Closing Documents. Purchaser, the Applicable Property Transferee or Tenant, as the case may be, shall have delivered to Sellers:

              (a) Duly executed and acknowledged counterparts of the documents described in Subsections 4.3(b), (c), (d), (e), (f), (g), (k), (l), (s), (t),
(u), (v) and (w);

              (b) A certificate of a duly authorized officer of the Purchaser and Tenant confirming the continued truth and accuracy of the representations and warranties of the Purchaser and Tenant in this Agreement;

              (c) Certified copies of applicable resolutions, certificates of good standing, and certificates of incumbency with respect to the Purchaser, the Applicable Property Transferees, Tenant, and such other Persons as the Sellers may reasonably require; and

              (d) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

         5.3 Intentionally Deleted.

SECTION 6 REPRESENTATIONS AND WARRANTIES OF SELLER.

         To induce Purchaser and Tenant to enter into this Agreement, each Owner and MI represents and warrants to Purchaser and Tenant as follows:

         6.1 Status and Authority of Owner. Each Owner is, or will be at or before the Initial Closing, a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each Owner is duly qualified to transact business and is in good standing in the state in which its Property is located.

         6.2 Status and Authority of MI. MI is a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. MI has duly qualified to transact business and is in good standing in the state in which each Property is located.

         6.3 Employees. Each Owner shall be responsible for payment of all wages and salaries payable to, and all vacation pay, pension and welfare benefits and other fringe benefits accrued with respect to all individuals employed by such Owner at its Property relating to the period prior to the Applicable Closing, and Operator, pursuant to the terms of the Operating Agreement, shall be responsible for payment of all wages, salaries and vacation pay, pension, welfare and other benefits relating to the period commencing on and from and after the Applicable Closing. All of the employees at each Property prior to the Applicable Closing Date are employees of the Operator and Operator shall continue to employ such employees immediately after the Applicable Closing Date except for those employees which may be terminated in the ordinary course of business unrelated to the sale of the Property. At no time hereunder, upon the Applicable Closing or under the applicable Lease, shall any of the employees at the Property, including employees of Operator, be or be deemed to be the employees of Purchaser or Tenant, and upon and after the Applicable Closing, be or be deemed to be transferred to Purchaser or Tenant. If required, each Owner or the Operator, as applicable, will comply with the notice and other requirements under the Worker Adjustment Retraining and Notification Act ("WARN Act"), the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any similar state or local legislation with respect to such employee matters, and such obligation shall survive the Applicable Closing, notwithstanding anything to the contrary in the WARN Act. Because Purchaser and Tenant at no time will be or be deemed to be the employer of employees at any Property, it is expressly understood and agreed that Purchaser and Tenant are not and shall not be responsible or liable, directly or indirectly, for payment of any benefits, severance liability, compensation, pay or other obligations, of whatever nature, due or alleged to be due to any employee at any Property including employees of Operator, or of any Owner attributable to any time period up to, upon and after the Applicable Closing Date. Similarly, there shall be no union agreements, pension plans, health plans, benefit plans, deferred compensation plans, bonus plans or vacation plans or similar agreements for or concerning such employees which shall be binding upon Purchaser or Tenant. Nothing contained in this
Section 6.3 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement.

         6.4 Existing Agreements. There are no (or will not be at the Applicable Closing) service contracts, maintenance agreements, leasing commissions or brokerage agreements, repair contracts, property management contracts, contracts for the purchase or delivery of labor, services, materials or goods, supplies or equipment, leases, licensees or occupancy agreements, or similar agreements entered into by or on behalf of any Owner with respect to any Property which will be obligations of Purchaser or Tenant after the Applicable Closing, other than (i) the Permitted Encumbrances, (ii) the documents to be assigned to Purchaser pursuant to the terms hereof, (iii) the Contracts, (iv) the Lease, (v) the Transition Period Sublease, if applicable, (vi) the Owner Agreement, (vii) the Operating Agreement, (viii) the Pooling Agreement, and (ix) any other document or instrument given or entered into in connection with Applicable Closing. Nothing contained in this Section 6.4 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement. Notwithstanding the foregoing, if Owner does not obtain the consent from the applicable lessor necessary to assign to Purchaser any equipment leases with respect to its Property (each an "Equipment Lease"), Owner shall sublease such equipment to Purchaser pursuant to the terms of the applicable Equipment Lease provided that such subletting is not prohibited under such Equipment Lease; if subletting is prohibited under such Equipment Lease, Owner or its parent shall provide an alternative arrangement for Purchaser to have use of such equipment or for Purchaser to enter into a new agreement for use of such or similar equipment on comparable terms.

         6.5 Tax Returns. All privilege, gross receipts, excise, sales and use, personal property and franchise taxes with respect to each Property resulting from its operations prior to the Applicable Closing will be paid by Owner as and when due and payable, and all tax returns for such taxes shall be prepared and duly filed by such Owner prior to the Applicable Closing Date, or will be prepared and duly filed by such Owner prior to the due date (including extensions thereof) under applicable law. All taxes, if any, shown on the returns described in this Section 6.5 or otherwise, determined to be due prior to the Applicable Closing, together with any interest or penalties thereon, will be paid by each Owner prior to the Applicable Closing, or allowance made therefor at the Applicable Closing.

         6.6 Action of MI and Owners. Each Owner and MI has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by MI or each Owner on or prior to each Applicable Closing Date, such document shall constitute the valid and binding obligation and agreement of MI and/or such Owner, as applicable, enforceable against MI and/or such Owner, as applicable, as the case may be, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by MI or any Owner on or prior to the Applicable Closing Date is or shall have been prior to the Applicable Closing Date, duly authorized to execute and deliver such documents on behalf of MI and Owner as applicable.

         6.7 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Sellers, and/or MI, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property ~pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which any Owner and/or MI, as the case may be, is bound.

         6.8 Litigation. Neither Sellers nor MI have received written notice of and, to the Sellers' and MI's knowledge, no investigation, action or proceeding is pending or, to the Sellers' and MI's knowledge, threatened, and the Sellers have not received written notice of and, to the Sellers' and MI's knowledge, no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property to a material liability which is not covered by insurance, whether or not Purchaser is indemnified by any of the Sellers and/or MI with respect to the same, or (c) involves condemnation or eminent domain proceedings against any material part of any Property.

         6.9 Not A Foreign Person. No Owner is a "foreign person" within the meaning of Section 1445 of the United States Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         6.10  Construction  Contracts:  Mechanics'  Liens.  At  the  Applicable
Closing, there will be no outstanding contracts made by any Owner for the construction or repair of any Improvements relating to its Property which have not been fully paid for or provision for the payment of which has not been made by Owner and Owner shall discharge and have released of record or bonded all mechanics' or materialmen's liens, if any, arising from any labor or materials furnished to its Property prior to the Applicable Closing to the extent any such lien is not insured over by the Title Company or bonded over pursuant to applicable law. If after the Applicable Closing a mechanics' or materialmen's lien is filed arising from any labor or materials furnished to any Property prior to the Applicable Closing, Owner shall discharge and have released of record or bonded any such mechanics' or materialmen's lien within thirty (30) days from the date Owner has notice that such mechanics' or materialmen's lien was filed.

         6.11 Permits, Licenses. As of the Applicable Closing, there will be in effect all material Permits and other authorizations necessary for the then current use, occupancy and operation of each Property, unless failure to obtain any such Permits and other authorizations is disclosed to Purchaser in writing, and Purchaser waives compliance herewith in accordance with Section 4.4(b) of this Agreement.

         6.12 Hazardous Substances. Except as otherwise disclosed to Purchaser and Tenant, including without limitation any matters described in the Environmental Reports, to the knowledge of MI and each Owner, each Owner, since the date that such Owner acquired title to its Property, has not stored or disposed of (or engaged in the business of storing or disposing of, or authorized the storage or disposal of) nor has released nor caused nor authorized the release of any hazardous waste, contaminants, oil, radioactive or other material on such Property, or any portion thereof, the removal of which is required or the maintenance of which is prohibited or penalized by any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, and which has not as of the Applicable Closing Date been removed from such Property in accordance with such applicable statutes, laws, ordinances, rules or regulations. To each Owner's and MI's actual knowledge, except as otherwise disclosed to Purchaser and Tenant, including, without limitation, any matters described in the Environmental Reports, each Property is free from any such hazardous waste, contaminants, oil, radioactive and other materials, except for reasonable amounts of any such materials necessary for the maintenance, repair and operation of the Property as an assisted living/senior living facility and stored, maintained and used in accordance with applicable law.

         6.13 Insurance. Sellers have received no written notice from any insurance carrier of defects or inadequacies in any Property which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor.

         6.14 Financial Information. Financial information, including, without limitation, all books and records and financial statements relating to each Property, which have been provided to Purchaser by MI and the Sellers are true, correct and complete in all material respects.

         6.15 Contracts. Each Owner has performed in all material respects all of its obligations under each Contract to which the Owner is a party or is subject and no fact or circumstance has occurred, which by itself or with the passage of time or the giving of notice or both would constitute a default under any such Contract and Owner has the right to assign all of the Contracts which it is assigning to Purchaser or its designee pursuant to this Agreement. Further, to each Owner's knowledge, all other parties to such Contracts have performed all of their obligations thereunder in all material respects and are not in default thereunder.

         6.16 Title to FF&E. Each Owner has good and marketable title to the FF&E described on the FF&E Schedule. The FF&E that is leased rather than owned by each Owner is included in the Contracts.

         6.17 FF&E. The FF&E Schedule accurately describes in all material respects the FF&E owned by each Owner and located at the Property. As of the Applicable Closing Date, the FF&E shall comply in all material respects with the requirements of the Marriott Standards (as defined in the Operating Agreement).

         6.18 No Proffers. As of the Applicable Closing Date, each Owner and/or MI shall have paid (or the provision for the payment of which has been made by such Owner) and/or performed, as applicable, all proffers, exactions, development fees, tap fees, connection charges, impact fees, improvements (including off-site improvements) and other requirements imposed by applicable law of any federal, state or local governmental or quasi-governmental authority in connection with the construction and development of the Property.

         6.19 No Violations. Each Owner has complied in all material respects with all laws, regulations, orders or other requirements issued by any governmental authority against or affecting the Property. Each Owner has not received any written notice or order from any governmental authority requiring any repairs, maintenance or improvements to the Property which have not been fully performed.

         6.20 Separate Tax Parcel. Each Property constitutes a separate parcel for purposes of ad valorem real property taxes, and is not subject to a lien for non-payment of real property taxes relating to any other property.

         6.21 No Defaults. There exists no material default on the part of any Owner or MI with respect to any Permitted Encumbrance affecting each Property, other than those defaults which can be cured or discharged by the payment of money and for which an allowance for the payment thereof has been made at the Applicable Closing. Notwithstanding anything to the contrary contained in this
Section 6 regarding the survival period for the representations and warranties made hereunder, the representation and warranty made in this Section 6.21 by each Owner and MI shall survive the Applicable Closing for an unlimited period of time.

         6.22 American with Disabilities Act. As of the Applicable Closing Date, each Property shall comply in all material respects with the Americans with Disabilities Act and all related and applicable laws, rules, regulations and/or orders governing or relating to accessibility.

                  The representations and warranties made in this Agreement by Sellers and MI, in Section 6.1 through Section 6.9, inclusive, are made as of the Effective Date and shall be deemed remade by Sellers and MI, as of the Applicable Closing Date, with the same force and effect as if made on, and as of, the Applicable Closing Date; and the representations and warranties made in this Agreement by Sellers and MI, in Section 6.10 through Section 6.22, inclusive, shall be made as of the Applicable Closing Date, provided, however, that, MI and Sellers shall have the right, from time to time prior to the Applicable Closing Date, to modify the representations and warranties made in
Section 6.7 (No Violations of Agreements), Section 6.8 (Litigation), Section
6.13 (Insurance), and Section 6.19 (No Violations) as a result of changes in applicable conditions beyond the control of MI or Sellers, by notice to Purchaser and Tenant and, in such event, the representations and warranties shall be deemed modified to the extent required by such changes, and (a) if Sellers and MI agree to indemnify Purchaser and Tenant against any loss that may be suffered by Purchaser or Tenant as a result of such changes, then Purchaser and Tenant will be required to close hereunder without any abatement of Purchase Price or changes in any other condition, and (b) if Sellers and MI elect not to so indemnify Purchaser and Tenant, Purchaser and Tenant shall each have the option to either accept the change and close, or reject the change, in which case, if either Purchaser or Tenant rejects such change, Purchaser's obligation to purchase the Properties and Tenant's obligation to lease the Properties shall terminate. Except as specifically provided otherwise, all representations and warranties made in this Agreement by Sellers and MI shall survive the Applicable Closing for a period of one (1) year. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Applicable Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

                  Prior to the Initial Closing, Purchaser and Tenant will have had the opportunity to investigate independently all physical aspects of each Property, and to make all such independent inspections and/or investigations of any Property that Purchaser or Tenant deems necessary or desirable including, without limitation, review of the building permits, certificates of occupancy, environmental audits and assessments, toxic reports, surveys, investigation of land use and development rights, development restrictions and conditions that are or may be imposed by governmental agencies, agreements with associations or other private parties affecting or concerning such Property, the condition of title, soils and geological reports, engineering and structural certificates, tests and third-party reports (if any), governmental agreements and approvals and architectural plans and site plans. Purchaser and Tenant each represent and warrant that, in entering into this Agreement, it has not relied on any representation, warranty, promise or statement, express or implied, of Sellers or MI or anyone acting for or on behalf of Sellers or MI, other than as expressly set forth in this Agreement; AND THAT, AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLERS, MI, PURCHASER AND TENANT EACH ACKNOWLEDGE THAT THE PROPERTIES WILL, UPON THE ACQUISITION BY THE APPLICABLE PROPERTY TRANSFEREES AND TENANT OF THEIR RESPECTIVE INTERESTS IN SUCH PROPERTY, BE IN THEIR "AS IS" CONDITION AND IN THEIR "AS IS" STATE OF REPAIR, WITH ALL FAULTS SUBJECT ONLY, HOWEVER, TO THE EXPRESS COVENANTS, REPRESENTATIONS AND WARRANTIES MADE BY THE SELLERS AND MI FOR THE BENEFIT OF PURCHASER AND/OR TENANT EXPRESSLY SET FORTH IN THIS AGREEMENT.

                  Except as otherwise expressly provided in this Agreement or any documents executed and delivered by any Owner or MI to Purchaser or Tenant at the Applicable Closing, each Owner and MI disclaim the making of any representations or warranties, express or implied, regarding any Property or matters affecting the same, whether made by such Owner or MI, on Owner's behalf or on MI's behalf, or otherwise, including, without limitation, the physical condition of the Property, title to, the boundaries or other survey matters of, the Real Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to such Property or the market and physical environments in which the Property is located. Purchaser and Tenant each acknowledge that it has entered into this Agreement with the intention of making and relying upon its own investigation or that of third parties with respect to the physical, environmental, economic and legal condition of each Property, except as expressly provided in this Agreement. Purchaser and Tenant each further acknowledge that it has not received from or on behalf of any Owner or MI, any accounting, feasibility, marketing, economic, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of third party accounting, tax, legal, architectural, engineering, property management and other advisors.

                  As used in this Agreement, the phrases "to Sellers' knowledge," "to Owner's knowledge," "MI's knowledge," "to Owner's and MI's knowledge" and "to Sellers' and MI's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Timothy J. Grisius, Kevin Montano and Brian Danaher.

SECTION 7 REPRESENTATIONS AND WARRANTIES OF PURCHASER.

                  To induce MI, Sellers and Tenant to enter into this Agreement, Purchaser represents and warrants to MI, Sellers and Tenant as follows:

         7.1 Status and Authority of Purchaser. Purchaser is duly organized and validly existing under the laws of the jurisdiction in which it was formed, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Purchaser is, or will be by the Applicable Closing Date, duly qualified and in good standing in the state in which each Property is located.

         7.2 Action of Purchaser. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Applicable Closing Date, such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by Purchaser on or prior to the Applicable Closing Date is or shall have been prior to the Applicable Closing Date, duly authorized to execute and deliver such documents on behalf of Purchaser.

         7.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or assets of Purchaser, pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

         7.4 Litigation. Purchaser has received no written notice of and, to Purchaser's knowledge, no investigation, action or proceeding is pending and, to Purchaser's knowledge, no action or proceeding is threatened and Purchaser has received no notice of, and to Purchaser's knowledge no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property to a material liability which is not covered by insurance, whether or not Purchaser is indemnified by Sellers and/or MI with respect to the same, or (c) involves condemnation or eminent domain proceedings against any material part of any Property.

                  The representations and warranties made in this Agreement by Purchaser are made as of the Effective Date and shall be deemed remade by Purchaser as of the Applicable Closing Date with the same force and effect as if made on, and as of, such date. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement by Purchaser shall survive the Applicable Closing for a period of one (1) year. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Applicable Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

                  As used in this Agreement, the phrase "to Purchaser's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Phillip M. Anderson and Brad Rush.

SECTION 7A. REPRESENTATIONS AND WARRANTIES OF TENANT.

         To induce MI, Sellers and Purchaser to enter into this Agreement, Tenant represents and warrants to the MI, Sellers and Purchaser as follows:

         7A.1 Status and Authority of Tenant. The Tenant is duly organized and validly existing under the laws of the jurisdiction in which it was formed, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Tenant is, or will by the Initial Closing Date become, duly qualified and in good standing in each of the states in which the Properties are located.

         7A.2 Actions of Tenant. The Tenant has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by the Tenant on or prior to the Applicable Closing Date, such document shall constitute the valid and binding obligation and agreement of the Tenant, enforceable against the Tenant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by Tenant on or prior to the Applicable Closing Date is or shall have been prior to the Applicable Closing Date, duly authorized to execute and deliver such documents on behalf of Tenant.

         7A.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by the Tenant, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Tenant pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which the Tenant is bound.

         7A.4 Litigation. The Tenant has not received any written notice of, and to the Tenant's knowledge, no investigation, action or proceeding is pending and, to the Tenant's knowledge, no action or proceeding is threatened and the Tenant has not received any notice of, and to the Tenant's knowledge no investigation looking toward such an action or proceeding has begun, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         7A.5 Tenant's Financial Condition. The Tenant has delivered to Sellers and Purchaser a balance sheet of Tenant dated May 16, 2002 which reflects the financial condition of Tenant as of May 16, 2002.

         The representations and warranties made in this Agreement by the Tenant are made as of the Effective Date and shall be deemed remade by the Tenant as of the Applicable Closing Date with the same force and effect as if made on, and as of, such date. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement by the Tenant shall survive the Applicable Closing for a period of one (1) year. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representations or warranty shall be commenced and served, if at all, on or before the date which is twelve (12) months after the date of such Applicable Closing and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

         As used in this Agreement, the phrases "to the Tenant's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Timothy S. Smick and Daniel L. Simmons.

SECTION 8 COVENANTS OF MI AND OWNERS.

         Each Owner and MI hereby covenants with Purchaser as follows:

         8.1 Compliance with Laws. From the Effective Date to the Applicable Closing Date, each Owner shall use commercially reasonable efforts to comply in all material respects with (i) all laws, regulations and other requirements affecting its Property, from time to time applicable, of every governmental body having jurisdiction of such Property or the use or occupancy of any Improvements located thereon, and (ii) all terms, covenants and conditions of instruments of record affecting such Property.

         8.2 Construction. Each Owner agrees to cooperate with the Purchaser and/or Tenant in enforcing any applicable warranties or guaranties with respect to any defects in the Improvements that are discovered after the Applicable Closing. The provisions of this Section 8.2 shall survive any Applicable Closing under this Agreement.

         8.3 Insurance. Each Owner shall, at no expense to such Owner, reasonably cooperate with Purchaser or Tenant in connection with Purchaser's or Tenant's obtaining any insurance which may be required to be maintained by Purchaser or Tenant under the terms of each Lease.

SECTION 9 APPORTIONMENTS.

         9.1 Apportionments.

              (a)  All  real  estate  taxes   (including   special   assessments
attributable to the period prior to the Applicable Closing) and items of income and expense with respect to each Property shall be adjusted between Sellers and Purchaser as of the Applicable Closing Date. All items of revenue, cost and expense of each Property with respect to the period prior to the Applicable Closing Date shall be for the account of each Owner. All items of revenue, cost and expense of each Property with respect to the period from and after the Applicable Closing Date shall be for the account of Tenant according to the terms of the Lease. The adjustments hereunder shall be calculated or paid in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of Sellers, Purchaser and Tenant at the Applicable Closing. Subsequent final adjustments and payments shall be made in cash or other immediately available funds as soon as practicable after the Applicable Closing Date, and in any event within ninety (90) days after the Initial Closing Date, based upon an accounting performed by the Operator and acceptable to Sellers, Purchaser and Tenant. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this Section 9.1 within  such 90 day period,  upon  application  by any such  party,  a certified public accountant reasonably acceptable to the parties to such disputed adjustment shall determine any such adjustments which have not theretofore been agreed to between such parties. The charges of such accountant shall be borne equally by the parties to such disputed adjustment. All adjustments to be made as a result of the final results of the adjustments shall be paid to the party entitled to such adjustment within thirty (30) days after the final determination thereof.

              (b)  The   provisions  of  this  Section  9.1  shall  survive  the
Applicable Closing.

         9.2 Closing Costs.

              (a) All Third-Party Costs (hereinafter defined) shall be borne one hundred percent (100%) by Purchaser and shall be in addition to the payment of the Purchase Price. Notwithstanding the foregoing, if the amount of all Third-Party Costs exceeds $1,276,970, (i) the Sellers shall be responsible for an amount ("Seller's Portion of Third-Party Costs") equal to the product of fifty percent (50%) of the difference between an amount equal to all Third-Party Costs less $1,276,970 and (ii) the Purchaser shall be responsible for an amount ("Purchaser's Portion of Third-Party Costs") equal to the sum of (x) $1,276,970 plus (y) the product of fifty percent (50%) of the difference between an amount equal to all Third-Party Costs less $1,276,970. The Purchaser's Portion of Third-Party Costs shall be in addition to the payment of the Purchase Price and at Sellers' option, Seller's Portion of Third-Party Costs may be deducted by Purchaser against the Purchase Price. As used herein, the term "Third-Party Costs" shall include the following costs and expenses which are incurred by Sellers, Purchaser or CNL Retirement Properties, Inc. or their respective
Affiliates: (i) Environmental Reports prepared prior to the Initial Closing Date in connection with the purchase and sale of the Properties; (ii) the Surveys prepared prior to the Initial Closing Date pursuant to Section 2.4(a); (iii) premiums for the title insurance policies and endorsements to be provided at the Applicable Closing pursuant to the terms of this Agreement; (iv) any closing or escrow charges or other expenses payable on the Applicable Closing Date to the Title Company conducting the Applicable Closing; (v) property appraisals prepared prior to the Initial Closing Date in connection with the purchase and sale of the Properties pursuant to this Agreement; (vi) local counsel fees incurred in connection with the consummation of the Applicable Closing or incurred prior to the sixth month anniversary of the Initial Closing Date in connection with the transfer of Permits pursuant to Section 4.8 or in connection with the consummating of the closing of the Financing (which fees shall be limited to those incurred in connection with usual and customary local counsel services in similar commercial real estate transactions); (vii) fees and expenses charged by any governmental entity prior to the sixth month anniversary of the Initial Closing Date relating to the transfer of Permits pursuant to
Section 4.8 ; (viii) the third-party market assessment reports obtained by Purchaser prior to the Initial Closing Date; (ix) the third-party architectural and engineering inspection reports of the Properties obtained by the Purchaser prior to the Initial Closing Date; (x) the third-party audited Special Purpose Financing Statement for each Property obtained by Purchaser prior to the Initial Closing Date, (xi) any other separate out-of-pocket costs and expenses incurred by Sellers or Purchaser or their respective Affiliates in connection with the consummation of the Applicable Closing or incurred in connection with the consummation of the closing of the Financing (included those of a type referred to in the preceding clauses of this paragraph), including but not limited to the fees and expenses of outside counsel of Sellers, Purchaser, Tenant and their respective Affiliates (and outside counsel of the lender providing the Financing to the extent required by the loan documents executed by the Purchaser) in connection with the preparation and negotiation of this Agreement and all other documents and instruments in connection with the consummation of the Applicable Closing or in connection with the consummating of the Financing; and (xii) Transfer Taxes incurred on the Applicable Closing Date or in connection with the consummation of the Financing. Third-Party Costs may be advanced by either Sellers or CNL Retirement Properties, Inc. or their respective Affiliates or any Affiliate of Sellers prior to the Applicable Closing (but shall be reimbursed by Purchaser or Sellers, as applicable, to the party incurring the same at the Applicable Closing. All amounts payable by Purchaser under this Section 9.2(a) shall be paid by the Applicable Property Transferees in the event that the Applicable Closing is consummated hereunder, which amounts (i) shall be allocated to the Applicable Property Transferee if and to the extent that any amount specifically relates only to the Property acquired by such Applicable Property Transferee (as is the case, for example, with respect to title insurance and Transfer Taxes) or (ii) shall be allocated among all the Applicable Property Transferees in proportion to the allocation of the Purchase Price among the Applicable Property Transferees set forth in Schedule I if and to the extent that any amount does not specifically relate only to the Property acquired by an Applicable Property Transferee. To the extent that the Third-Party Costs are known and have or shall be paid on or prior to the Applicable Closing Date, within two Business Days prior to the Applicable Closing Date, Purchaser shall provide Sellers with written notice and a copy of the calculations of any amounts due to Purchaser or to Sellers pursuant to this Section and such party responsible for reimbursing the other party for its portion of these costs and expenses shall reimburse the applicable party on the Applicable Closing Date. No later than thirty (30) days after the sixth month anniversary of the Initial Closing Date, Purchaser shall provide Sellers with written notice and a copy of the calculations of any amounts due to Purchaser or to Sellers pursuant to this Section which were not paid by the applicable party on the Applicable Closing Date and such party responsible for reimbursing the other party for its portion of these costs and expenses shall promptly reimburse the applicable party.

              (b) As used herein, the term "Transfer Taxes" shall mean any transfer, sales, use, recordation or other similar taxes, impositions, expenses or fees incurred in connection with each Applicable Closing and the consummation of the Financing and/or the recordation or filing of any documents or instruments in connection therewith or the sale, transfer or conveyance of the Properties from Sellers to Purchaser or the lease of each Property from Purchaser to Tenant. Transfer Taxes shall not include, and each Owner shall be solely responsible for any taxes due in respect of its income, net worth or capital, if any, and any privilege, sales and occupancy taxes, due or owing to any governmental entity in connection with the operation of its Property for any period of time prior to the Applicable Closing, and Purchaser or Tenant, as applicable, shall be solely responsible for all such taxes for any period from and after the Applicable Closing, and provided further that any income tax arising as a result of the sale and transfer of any Property by Sellers to Purchaser shall be the sole responsibility of Sellers.

              (c) Except as expressly provided in this Section 9, Tenant shall pay its own separate costs and expenses incurred in connection with the transactions contemplated hereby.

              (d) The obligations of the parties under this Section 9 shall survive the Applicable Closing.

SECTION 10 LIMITATIONS ON LIABILITY.

         10.1 Limitations on Liability.

              (a) The parties hereto confirm and agree that in each instance herein where a party or its Affiliates is entitled to payment or reimbursement for damages, costs or expenses pursuant to the terms and conditions of this Agreement, any payment or reimbursement made to such party shall be conclusively deemed to be for the account of both such party and its Affiliates, it being acknowledged and agreed that a payment or reimbursement made to such party for damages, costs or expenses shall be sufficient to satisfy all claims for payment or reimbursement of such party and its Affiliates. The parties further confirm and agree that no party hereto (a "Non-Performing Party") will be deemed to be in default hereunder or be liable for any breach of its representations and warranties under this Agreement if its failure to perform an obligation hereunder is based solely on the non-performance of another party to this Agreement (which other party is not an Affiliate of the Non-Performing Party) or where all conditions precedent to the obligation of such Non-Performing Party to consummate the Applicable Closing under Section 4 have not been fulfilled.

              (b) To the maximum extent permitted by applicable law, no shareholder, director, officer or employee of any party to this Agreement shall have any personal liability with respect to the liabilities or obligations of such party under this Agreement or any document executed by such party pursuant to this Agreement.

SECTION 11 MISCELLANEOUS.

         11.1 Agreement to Indemnify.

              (a) From and after the Applicable Closing Date (i) Sellers and MI shall jointly and severally indemnify, defend and hold harmless Purchaser and Tenant from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (v) any termination of employment of employees at the Property prior to or upon the Applicable Closing Date resulting from the termination of employment of such employees by Sellers, Sellers' Affiliate or their respective operator and/or the failure of the Operator to hire such employees (including, without limitation, severance pay, wrongful discharge claims, and claims and/or fines under Federal, state or local statutes or regulations, including, without limitation, the Worker Adjustment and Retraining Notification Act), (w) the employment of such individuals prior to the Applicable Closing Date, including, without limitation, employment-related claims; COBRA-related claims; disability claims; vacation; sick leave; wages; salaries; payments due (or allocable) to any medical, pension, and health and welfare plans, and any other employee benefit plan established for the employees at each Property; and employee-related tax obligations such as, but not limited to, social security and unemployment taxes accrued as of the Applicable Closing Date, (x) events, acts, or omissions of Sellers that occurred in connection with their respective ownership or operation of each Property prior to the Applicable Closing Date or obligations accruing prior to the Applicable Closing Date under any Contract of Sellers (except to the extent of any adjustment made in respect of such Contract at the Applicable Closing), (y) any material breach of a representation or warranty made by Sellers and MI under Section 6 of which Purchaser or Tenant did not have knowledge of such breach prior to or on the Applicable Closing Date (as such representations and warranties may be modified pursuant to said Section 6 and subject to the one (1) year limitation period set forth therein, if applicable), or (z) any claim against Purchaser or Tenant for damage to property of others or injury to or death of any person or any debts or obligations of or against Sellers and arising out of any event occurring on or about or in connection with any Property or any portion thereof, at any time or times prior to the Applicable Closing Date, (ii) Purchaser shall indemnify, defend and hold harmless Sellers, MI and Tenant from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements)
arising out of (x) events, acts, or omissions of Purchaser that occur in connection with its ownership or operation of each Property from and after the Applicable Closing Date or obligations accruing from and after the Applicable Closing Date under any Contract of Sellers (or any Contract of the Operator executed on behalf of Sellers) (except to the extent of any adjustment made in respect of such Contract at the Applicable Closing), provided that any provision of any Lease, Operating Agreement or Owner Agreement that applies to such event, act or omission shall take precedence over the indemnity provided for in this clause (x), or (y) any material breach of a representation or warranty made by Purchaser under Section 7 as such representations and warranties may be modified pursuant to said Section 7 (and subject to the one (1) year limitation period set forth therein); and (iii) the Tenant shall indemnify, defend and hold harmless MI, Sellers and Purchaser from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of any material breach of a representation or warranty made by Tenant under Section 7A (subject to the one (1) year limitation period set forth therein).

              (b) The provisions of this Section 11.1 shall not apply to any liabilities or obligations with respect to hazardous substances, the liabilities of the parties with respect thereto being governed by the representation and warranty of Sellers set forth in Section 6.12. The indemnity provided for in this Section 11.1 shall not extend to any consequential damages or punitive damages.

              (c) Whenever it is provided in this Agreement that an obligation will continue after the Applicable Closing as an obligation of Purchaser or be assumed by Purchaser after the Applicable Closing, Purchaser shall be deemed to have also agreed to indemnify and hold harmless Sellers, MI and Tenant and their respective successors and assigns from and against any claims, losses, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) arising from any failure of Purchaser to perform the obligation so continued or assumed after the Applicable Closing (but not with respect to any act or omission which occurred prior to the Applicable Closing).

              (d) Whenever any party shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which another party is or may be responsible under this Agreement, the party learning of such liability shall notify the other party promptly and furnish such copies of documents (and make originals thereof available) and such other information as such party may have that may be used or useful in the defense of such claims and shall afford said other party full opportunity to defend the same in the name of such party and shall generally cooperate with said other party in the defense of any such claim.

              (e) The provisions of this Section 11.1 shall survive the Applicable Closing hereunder subject to the limitations set forth in this
Section  11.1.   Except  as  specifically   provided   otherwise   herein,   all
representations and warranties made in this Agreement shall survive the Applicable Closing for a period of one (1) year. With respect to all representations and warranties made in this Agreement which survive the Applicable Closing for a period of twelve (12) months after the Applicable Closing Date, any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced, if at all, on or before the date which is twelve (12) months after the Applicable Closing Date and served promptly (but in no event later than sixty (60) days after commencement) and, if not commenced on or before such date and so served, thereafter shall be void and of no force or effect.

         11.2 Brokerage Commissions. Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby, and that it reasonably believes that there is no basis for any other person or entity to claim a commission or other compensation for bringing about this Agreement or the transactions contemplated hereby. Sellers shall indemnify and hold harmless Purchaser and Tenant and their successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with Sellers. Purchaser or Tenant, as the case may be, shall indemnify and hold harmless Sellers and MI and their successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with Purchaser or Tenant, as the case may be. Nothing contained in this section shall be deemed to create any rights in any third party. The provisions of this Section 11.2 shall survive the Applicable Closing hereunder and any termination of this Agreement.

         11.3 Publicity. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, except as may be required by law or as may be reasonably necessary, on a confidential basis, to inform any rating agencies, potential sources of financing, financial analysts, or to entities involved with a sale of a Controlling Interest in Sellers, Purchaser or Tenant or any of their Affiliates or to receive legal, accounting and/or tax advice; provided, however, that, if such information is required to be disclosed by law, the party so disclosing the information will use reasonable efforts to give notice to the other parties as soon as such party learns that it must make such disclosure. Notwithstanding the foregoing, if such information is required to be disclosed to any governmental authority to facilitate the transfer of Permits pursuant to Section 4.8, the disclosing party may disclose such information without the consent of the other parties and shall promptly give written notice to the other parties of such information which was disclosed.

         11.4 Notices.

              (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

              (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

              (c) All such notices shall be addressed,

                  if to MI, Sellers or any Owner, to:

                           Marriott International, Inc.
                           10400 Fernwood Road
                           Bethesda, Maryland 20817
                           Attn:  Chief Financial Officer

                  with a copy to:

                                    Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attn:  General Counsel

                                    and

                                    Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attn: Treasurer
                                    and

                                    Arent Fox Kintner Plotkin & Kahn, PLLC
                                    1050 Connecticut Avenue, N.W.
                                    Washington, DC 20036-5339
                                    Attn:   Joseph Fries, Esq.

                  if to Purchaser, to:

                           c/o CNL Retirement Corp.
                           CNL Center at City Commons
                           450 South Orange Avenue
                           Orlando, Florida 32801-3336
                           Attn: Chief Operating Officer

                  with a copy to:

                           Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 North Eola Drive
                           Post Office Box 2809
                           Orlando, Florida 32802
                           Attn: Thomas E. Francis, Esq.

                  if to Tenant:

                           HRA Management Corporation
                           225 Osprey Court
                           Vero Beach, FL  32963
                           Attn:    Timothy S. Smick

                  with a copy to:

                           Foley & Lardner
                           111 North Orange Avenue, Suite 1800
                           Orlando, FL 32801
                           Attn:    J. Gordon Arkin, Esq.

              (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         11.5 Waivers, Etc. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or any other provision hereof. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

         11.6 Assignment; Successors and Assigns. Except as otherwise provided herein, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

         11.7 Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         11.8 Counterparts, Etc. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         11.9 Governing Law; Jurisdiction; Waiver of Jury Trial.

              (a) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland.

              (b) To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located in the State of Maryland as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Maryland and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

              (c) EACH PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LEASE OR ANY OTHER DOCUMENT RELATED TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

         11.10 Performance on Business Days. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

         11.11 Attorneys' Fees. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party's costs and expenses, including reasonable attorneys' fees, incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

         11.12 Relationship. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that (except as and to the extent specifically provided for herein) no provision contained herein, nor any acts of the parties hereto shall be deemed to create the relationship between the parties hereto other than the relationship of seller and purchaser and landlord and prospective tenant, as the case may be.

         11.13 Section and Other Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.14 Disclosure. From and after Applicable Closing Date, and at the written request of Purchaser, each Owner shall provide such financial statements in respect of Owner's operations relating to its Property from the date of Owner's commencement of business to the Applicable Closing Date to the extent such financial statements are required by applicable securities laws and regulations and the SEC's interpretation thereof; provided, however, that (i) such Owner reserves the right, in good faith, to challenge, and require Purchaser to use commercially reasonable efforts to challenge, any assertion by the SEC, any other applicable regulatory authority, or Purchaser's independent public accountants that applicable law or regulations require the provision of such financial statements, (ii) Purchaser shall not, without such Owner's consent (which consent shall not be unreasonably withheld, delayed or conditioned), acquiesce to any such challenged assertion until Purchaser has exhausted all reasonable available avenues of administrative review, and (iii) Purchaser shall consult with such Owner in pursuing any such challenge and will allow Owner to participate therein if and to the extent that Owner so elects. Any and all costs and expenses incurred by Owner, including, without limitation, reasonable attorneys' fees and expenses, in connection with providing such financial statements to Purchaser or in connection with any challenge to an SEC assertion (including Owner's consultation or participation with Purchaser in respect of same) shall be reimbursed to Owner by Purchaser within ten (10) days following written demand by Owner.

         11.15 Acknowledgment of Tenant's Financial Condition. Sellers, Purchaser and Tenant (by their signatures below) and each Applicable Property Transferee (by executing the Assignment of Purchase Contract between the Seller and the Applicable Property Transferees) hereby (i) acknowledge that they have received information concerning the financial condition of each of the parties hereto, and (ii) agree that, in light of the obligations of the respective parties under the Purchase Agreement and all other documents executed pursuant to the Purchase Agreement (collectively the "Transaction Documents"), the financial condition of each party hereto and the Applicable Property Transferees is acceptable to all such entities for the carrying out of each such entity's respective obligations under the Transaction Documents.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be executed as a sealed instrument as of the Effective Date.

                 SELLERS:

                 MARRIOTT SENIOR LIVING SERVICES, INC.,
                 a Delaware corporation


                 By:       /s/ Timothy J. Grisius
                          -----------------------------------------------------
                          Timothy J. Grisius
                          Authorized Signatory

                 VCS, INC., a Maryland corporation


                 By:       /s/ Timothy J. Grisius
                          -----------------------------------------------------
                          Timothy J. Grisius
                          Authorized Signatory

                 MSLS-MAPLERIDGE, INC., a Delaware corporation


                 By:       /s/ Timothy J. Grisius
                          -----------------------------------------------------
                          Timothy J. Grisius
                          Authorized Signatory


                 MI:

                 MARRIOTT INTERNATIONAL, INC.,
                 a Delaware corporation



                 By:       /s/ Timothy J. Grisius
                          -----------------------------------------------------
                          Timothy J. Grisius
                          Authorized Signatory

                 PURCHASER:
                 ---------

                 CNL RETIREMENT MA1, LP

                 By:      CNL Retirement - GP/National Corp.,
                 a Delaware corporation,
                 Its sole general partner


                 By:      /s/ Bradley B. Rush
                          --------------------------------------------
                          Bradley B. Rush
                          Vice President



                 TENANT:
                 ------

                 HRA MANAGEMENT CORPORATION,
                 a Delaware corporation


                 By:      /s/ Timothy S. Smick
                          --------------------------------------------
                          Timothy S. Smick
                          President